AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

      This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT is made March 15, 2007, by and between DVL, INC., a Delaware corporation having its principal place of business at 70 East 55th Street, 7th Floor, New York, New York 10022 (the "Borrower"), and PEMMIL FUNDING LLC, a New York limited liability company (the "Lender").

                                  WITNESSETH:

      WHEREAS, the Lender previously made a loan to the Borrower in the original principal amount of $2,500,000 pursuant to the terms of that certain Loan and Security Agreement, dated December 27, 2005, between the Borrower and the Lender (the "Loan Agreement") and evidenced by that certain Term Note made by the Borrower in favor of the Lender (the "Term Note");

      WHEREAS, the Borrower has requested that the Lender make an additional loan advance to the Borrower;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Loan Agreement.

      2. Outstanding Balances. The Borrower and the Lender agree that the outstanding amounts due under the Loan Agreement and the Term Note, prior to giving effect to the additional advance being made simultaneously herewith, through and including March 15, 2007 are as follows:

                    Principal       $ 1,189,792.82
                    Interest        $   115,810.91

The Borrower acknowledges and agrees that the accrued and unpaid interest outstanding at March 15, 2007 shall be added to principal effective upon the execution of this Agreement.

      3. Additional Advance. In consideration of the agreements provided for herein and subject to the Borrower executing and delivering to Lender an Amended and Restated Term Note in the form of Exhibit A hereto, the Lender hereby agrees to advance to the Borrower the sum of $650,000.

      4. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

            a. By deleting "$2,500,000" from the definition of "Loan Amount" in
      Section 1.1 thereof and inserting "$1,955,603.73" in lieu thereof.

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            b. By adding at the end of the definition of "Loan Documents" the following;

                  "and any all amendments, modifications, replacements,
            restatements, and substitutions thereto."

            c. By deleting the definition of "Note" in Section 1.1 thereof and inserting the following in lieu thereof;

                  "Note -- the Amended and Restated Term Note, dated March 15,
            2007, from Borrower to Lender in the original principal amount of $1,955,603.73, together with any and all amendments, modifications, replacements, restatements, and substitutions thereto."

      5. Representation and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

            a. The execution and delivery of this Agreement by the Borrower, and the performance by the Borrower of its obligations and agreements under this Agreement, are within the corporate authority of the Borrower, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which the Borrower is subject or its Certificate of Incorporation or By-laws, or any provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower.

            b. This Agreement, and all other documents, instruments and agreements relating thereto, as same may be amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles.

            c. The representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the date of this Agreement as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date and except to the extent that variations therefrom are permitted under the terms of the Loan Documents or have otherwise been approved in writing by the Lender). Except as previously disclosed to the Lender in writing, no material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of the Borrower.

            d. The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by

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      the Borrower prior to or at the time hereof, and no Event of Default has occurred and is continuing under the Loan Documents.

            e. The Borrower has read and understands each of the terms and conditions of this Agreement and is entering into this Agreement freely and voluntarily, without duress, after having had an opportunity for consultation with independent counsel of its own selection, and not in reliance upon any representations, warranties, or agreements made by the Lender and not set forth in this Agreement.

      6. Miscellaneous. (a) Except as modified hereby, the Loan Agreement remains in full force and effect and the provisions thereof are hereby ratified and confirmed.

            (b) All references in the Loan Agreement to "this Agreement", "hereunder", "hereto" or similar references, and all references in all other documents to the Loan Agreement shall hereinafter be deemed references to the Loan Agreement as amended hereby.

            (c) This Agreement may be executed in one or more counterparts, all of which together shall for all purposes constitute one amendment, binding on all parties hereto, notwithstanding that the parties have not signed the same counterparts.

      IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

                                   LENDER:

                                           PEMMIL FUNDING LLC

                                           By /s/ Jay Chazanoff
                                              ------------------------
                                              Jay Chazanoff
                                              Administrative Member

                                   BORROWER:

                                           DVL, INC.

                                           By /s/ Henry Swain
                                              ------------------------
                                           Name: Henry Swain
                                           Title: CFO